Exhibit 99.1

FIRST AMENDMENT TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to the First Amended and Restated Credit Agreement (this “Amendment”), dated as of June 3, 2014 (the “Effective Date”) is entered into between SOSVENTURES, LLC, as lender (“Lender”) and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and STARBOARD RESOURCES, INC, as borrower (the “Borrower”).

R E C I T A L S:

WHEREAS, the Borrower, Administrative Agent and Lenders are parties to that certain First Amended and Restated Credit Agreement, dated as of July 25, 2013 (as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, capitalized terms used herein and not otherwise defined herein and defined in the Credit Agreement shall have meanings given to them in the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and Lender amend the Credit Agreement and increase the amount of Commitment; and

WHEREAS, the Administrative Agent and Lender are willing to amend the Credit Agreement under the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

1.      The following definition is hereby added to Section 1 of the Credit Agreement as follows:

“First Amendment to Credit Agreement” means the First Amendment to Credit Agreement dated June 3, 2014, between the Administrative Agent, Lender and the Borrower, amending the Credit Agreement.

2.      The following definitions located in Section 1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make its Loans hereunder and “Commitments” means the aggregate amount of the Commitments of all Lenders. The amount of each Lender’s Commitment is set forth on Annex I of this Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement. The Commitment under Annex I is $20,000,000 as of the date of the First Amendment to the Credit Agreement.

          “Guarantor” means at any time any Person who has executed or does execute a Guaranty, which is in effect at such time.

“Independent Bank’s Credit Agreement” shall mean that certain credit agreement dated as of June 27, 2013, as amended, supplemented, restated or otherwise modified from time to time, its promissory note, exhibits and schedules attached thereto, between the Borrower and Independent Bank.

“Lenders” means each Person listed on Annex I of this Amendment which Annex I supersedes and replaced the Annex I to the Credit Agreement and any Person that shall have become a party hereto pursuant to an assignment made in accordance with Section 9, other than any such Person that ceases to be a party hereto pursuant to such assignment.

“Loan Documents” means this Agreement, the Notes, if any, the Intercreditor Agreement and the Security Documents, and all renewals and extensions of, amendments and supplements to, and restatements of, any or all of the foregoing from time to time in effect (exclusive of term sheets and commitment letters).

“Unused Available Commitment” means, at any time, an amount (not less than zero) equal to the remainder, if any, of the (a) Commitment for the Lender in effect at such time minus (b) the outstanding principal amount owed to the Lender under the Note at such time. The Unused Available Commitment is $10,000,000 as of the date of the First Amendment to the Credit Agreement.

3.      Section 2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.  Loans. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties made by the Borrower herein, each Lender agrees to make Loans to the Borrower in a principal amount equal to such Lender’s Commitment. The aggregate principal amount of all Commitments on the Effective Date is Twenty Million and 00/100 Dollars ($20,000,000.00).  Within the foregoing limits, the Borrower may borrow, repay and reborrow the Commitments hereunder on or after the date hereof and prior to the Termination Date and subject to the terms and conditions of this Agreement; and each Lender hereby agrees to make Loans to the Borrower to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to the account designated by the Borrower in a Borrowing Request.”

4.      Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“2.3 Interest Rate. Interest shall accrue on the outstanding unpaid principal balance, and other amounts due and payable under each Note from time to time, commencing on the Effective Date until the outstanding unpaid principal balance has been repaid at the rate of eighteen percent (18%) simple interest per annum, calculated on the basis of actual days elapsed and compounding annually.”

5.      Section 2.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“2.9  Use of Proceeds. The proceeds of the Notes shall be used for funding the Borrower’s oil drilling projects. The Borrower shall not, without the prior written consent of the Lenders and Independent Bank, use the proceeds of the Notes for making and/or securing any acquisitions.”

6.      The Borrower agrees to execute and deliver or cause the appropriate Person to execute and deliver such certificates, mortgages, amendments to mortgages and other security instruments as the Administrative Agent or Lenders may from time to time reasonably request to reflect the terms of this Amendment.

7.      All of the conditions in this Amendment and the Credit Agreement are solely for the benefit of the Administrative Agent and Lenders, and no Person other than the Administrative Agent and Lenders may rely thereon or insist on compliance therewith.

8.      Ratification.  The Borrower hereby ratifies the Obligations and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of the Administrative Agent and Lender created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained therein.

9.      Representations  and  Warranties.  The Borrower hereby represents and warrants to the Lender that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms and (c) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

10.       Conditions to Effectiveness.  This Amendment shall be effective upon the execution by all parties of this Amendment and the receipt thereof by the Lender.

11.       RELEASE OF CLAIMS.  The Borrower for itself, its successors and assigns and all those at interest therewith including, without limitation, each Guarantor (collectively, the “Releasing Parties”), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE AND ACQUIT the Lender and its officers, directors, shareholders, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the “Released Parties”) and all those at interest therewith of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this Amendment if related to the Note or the other Loan Documents (the “Released Claims”), except that (i) the future duties and obligations of the Lender under the Loan Documents and the rights of the Borrower to its funds on deposit with the Lender shall not be included in the term Released Claims and (ii) the right of the Borrower to require the correction of manifest accounting errors and similar administrative errors shall not be included in the term Released Claims. IT IS THE EXPRESS INTENT OF THE RELEASING PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES.

12.       Counterparts.  For the convenience of the parties, this Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e- mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Amendment.

13       Effect.  This Amendment is one of the Loan Documents.  Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower hereby ratifies the terms of the Credit Agreement (as amended hereby), including, without limitation, the provisions of Sections 9.15, 9.16, 9.17 and 9.18 thereof.

14.       ENTIRE AGREEMENT.  THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF.  FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

IN WITNESS WHEREOF, this Agreement is deemed executed effective as of the date first above written.

BORROWER:	Starboard Resources, Inc.

	By:	/s/ Michael J. Pawelek
Michael J. Pawelek
CEO, Starboard Resources, Inc.

ADMINISTRATIVE AGENT AND LENDER:	SOSventures, LLC

	By:	/s/ Sean O’Sullivan
Sean O’Sullivan
SOSventures, LLC

ANNEX I

Name of Lender	Applicable Percentage	Commitment
SOSventures, LLC	100.00%	$20,000,000
TOTAL	100.00%	$20,000,000